UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2015

Western Digital Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08703	33-0956711
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3355 Michelson Drive, Suite 100 Irvine, California		92612
(Address of Principal Executive Offices)		(Zip Code)

(949) 672-7000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Pursuant to the dividend policy of Western Digital Corporation (the “Company”), on February 3, 2015, the Company’s Board of Directors (the “Board”) declared a cash dividend for the quarter ending April 3, 2015 of $0.50 per share (the “Cash Dividend”) of the Company’s common stock, $.01 par value per share (the “Common Stock”). The Cash Dividend will be paid on April 16, 2015 to the Company’s stockholders of record as of April 3, 2015.

The Board also authorized an additional $2.0 billion for repurchases of Common Stock by the Company. As of February 2, 2015, the Company had approximately $384 million remaining under prior share repurchase authorizations. The additional repurchase authorization is effective immediately. The Company may make share repurchases in the open market or in privately negotiated transactions, and any repurchases may be made pursuant to Rule 10b5-1 plans.

The amount and timing of repurchases of Common Stock under the Company’s share repurchase program, as well as the amount of future dividends and the declaration and payment thereof, will be based upon all relevant factors, including the Company’s financial position, results of operations, cash flows, capital requirements and restrictions under the Company’s existing credit agreement, and shall be in compliance with applicable law. The Board retains the power to modify, suspend or cancel the Company’s share repurchase program and dividend policy in any manner and at any time as it may deem necessary or appropriate in the future.

The press release making these announcements is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by Western Digital Corporation on February 3, 2015 announcing a cash dividend for the third quarter of fiscal 2015 and additional authorized share repurchases.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Digital Corporation
(Registrant)

	By:	/s/ Michael C. Ray
Date: February 3, 2015		Michael C. Ray
Senior Vice President, General Counsel and Secretary